Please file this Summary Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

Administrator Class

Supplement dated July 1, 2010, to the Summary Prospectus dated February 1, 2010.

This supplement contains important information about the above-referenced Fund.

Fund shareholders have approved the proposed reorganization of the Fund into the Wells Fargo Advantage Growth Balanced Fund.   Effective July 1, 2010, we will re-allocate the Fund’s assets to align the Fund’s asset allocation with that of Wells Fargo Advantage Growth Balanced Fund. Accordingly, the second paragraph under the heading “Principal Investment Strategies” is hereby deleted and replaced with the following.

The Fund’s “neutral” target allocation is 65% of the Fund’s total assets in equity securities and 35% of the Fund’s total assets in fixed income securities which is consistent with the strategy of the Fund to seek potentially greater returns in most investment environments than a hypothetical fund with a higher allocation to fixed income securities, although the Fund may experience potentially higher volatility in its returns when compared to such fund. We consider the neutral target allocation of the Fund to be “balanced”, with the bias in the target allocation toward the growth style within the equity allocation of the Fund to be determinative of use of the descriptive style term “growth” in the Fund’s title.

0095070/P0095SP